CLIFFORD                                           LIMITED LIABILITY PARTNERSHIP
CHANCE

                                                                  EXECUTION COPY












                              GALAXIS TECHNOLOGY AG
                                   AS PLEDGOR


                                       AND


                               LLOYDS TSB BANK PLC
                                AS SECURED PARTY



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                                PLEDGE AGREEMENT


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                                    CONTENTS

CLAUSE                                                                      PAGE

1.       Definitions...........................................................1
2.       Pledge................................................................3
3.       Representations and Warranties Of Pledgor.............................5
4.       Covenants of Pledgor..................................................7
5.       Voting Rights and Certain Payments Prior to Event of Default..........8
6.       All Payments in Trust.................................................9
7.       Expenses..............................................................9
8.       Remedies.............................................................10
9.       Suretyship Waivers by Pledgor; Obligations Absolute..................14
10.      Marshalling..........................................................15
11.      Proceeds Of Dispositions.............................................15
12.      Reinstatement........................................................16
13.      Miscellaneous........................................................16


SCHEDULE 1          To Pledge Agreement


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PLEDGE AGREEMENT (this "PLEDGE AGREEMENT"), dated as of       January 2004

BETWEEN

(1)       GALAXIS TECHNOLOGY AG, a German stock corporation
          (Aktiengesellschaft), having its business address at Steinmetzstrasse 7, 23556, Lubeck, Germany, registered in the commercial register of the local court of Lubeck under HE6 4762 ("PLEDGOR");

(2) LLOYDS TSB BANK PLC a company incorporated in England and Wales (Company number: 00002065) acting though a branch at Gatwickstraat 17-19, 1001 AH Amsterdam, The Netherlands ("SECURED PARTY");

(A) WHEREAS, Secured Party has made loans to Pledgor and Omniscience Multimedia Lab GmbH; and

(B) WHEREAS, in order to secure all Secured Obligations (as defined below), Pledgor has agreed to execute and deliver to Secured Party a pledge agreement in substantially the form hereof over certain shares in Distinctive Devices, Inc, a company incorporated under the laws of the State of Delaware.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.        DEFINITIONS

1.1       DEFINITION OF TERMS USED HEREIN GENERALLY

          All terms used herein and defined in the NYUCC (as defined below) shall have the same definitions herein as specified therein; PROVIDED, HOWEVER, THAT if a term is defined in Article 9 of the NYUCC differently than in another Article of the NYUCC, the term has the meaning specified in Article 9 of the NYUCC.

1.2       DEFINITION OF CERTAIN TERMS USED HEREIN

          AB used herein, the following terms shall have the following meanings:

          "ACQUISITION AGREEMENt" means the share purchase agreement dated of the same date hereof for the purchase of stock of galaxis technology ag from Media Hill Beratungsund Vertriebs GmbH, as seller, by Distinctive Devices, Inc, as purchaser.

          "EVENTS" shall have the meaning assigned to such term in sub-clause
          8.3.1 of Clause 8.3 (Secured Party's Duties of Reasonable Care).

          "EXTRAORDINARY PAYMENTS" shall have the meaning assigned to such term in subclause 5.1.2 of Clause 5.1 (Voting Rights and Ordinary Payments Prior to an Event of Default).

          "FINANCE PARTIES" shall mean Pledgor and Omniscience Multimedia Lab GmbH.


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          "FINANCE DOCUMENTS" shall mean:

                    (a) a revolving facility letter dated 28 November 2001 between galaxis technology ag, as Borrower, Media Hill Beratungs- und Vertriebs GmbH, as Guarantor and Lloyds TSB Bank plc, as Lender, as subsequently amended from time to time;

                    (b) a loan agreement dated 26 March 2003 between OmniScience Multimedia Lab GmbH, as Borrower, galaxis technology ag and Convergence GmbH, as. Guarantors and Lloyds TSB Bank plc, as Lender as subsequently amended from time to time; and

                    (c)  the Acquisition Agreement.

          "INDEMNIFIED PARTY" shall have the meaning assigned to such term in Clause 8.4 (Indemnification).

          "LIEN" shall mean any security interest, mortgage, lien, encumbrance or adverse claim, and any financing statement or similar document filed in respect of same.

          "PLEDGED COLLATERAL" shall have the meaning assigned to such term in Clause 2.1 (Grant of Security Interest).

          "PLEDGED SECURITIES" shall have the meaning assigned to such term in sub-clause 2.2.2 of Clause 2.2 (Description of Pledged Collateral).

          "NYUCC" shall mean the UCC as in effect in the State of New York from time to time.

          "SECURED OBLIGATIONS" means (a) the due and punctual payment by the Finance Parties of (i) the principal of and premium, if any, and interest (including interest accruing under the terms of the Finance Documents during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on any amounts outstanding under the Finance Documents, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise,
          (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Finance Parties to the Secured Party under the Finance Documents, (b) the due and punctual performance of all covenants, agreements, obligations and .liabilities of the Finance Parties under or pursuant to the Finance Documents, (c) the due and punctual payment and performance of all the covenants, agreements, obligations and liabilities of each Finance Party under or pursuant to this Pledge Agreement and the other Finance Documents and (d) all damages (whether provided for in the Finance Documents or otherwise permitted by law) in respect of a failure or refusal by Galaxis to payor perform as required under the Finance Documents.


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          "SECURITIES ACT" shall have the meaning assigned to such term in sub-clause 8.1.4 of Clause 8.1 (Disposition upon Default and Related Provisions).

          "SECURITY INTEREST" means the security interest granted pursuant to Clause 2.1 (Grant of Security Interest), as well as any other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Pledge Agreement.

          "UCC" means the Uniform Commercial Code as in effect in any jurisdiction. References to particular sections of Article 9 of the UCC shall be, unless otherwise indicated, references to Revised
          Article 9 of the UCC adopted and effective in certain jurisdictions on or after July 1,2001.

1.3       RULES OF INTERPRETATION

          References to "CLAUSES", "EXHIBITS" and "SCHEDULES" shall be to Clauses, Exhibits and Schedules, respectively, of this Pledge Agreement unless otherwise specifically provided. Any of the terms defined in this Pledge Agreement may, unless the context otherwise requires, be used in the singular or the plural depending on the reference. All references to statutes and related regulations shall include (unless otherwise specifically provided herein) any amendments of same and any successor statutes and regulations.

2.        PLEDGE

2.1       GRANT OF SECURITY INTEREST

          To secure the payment or performance, as the case may be, in full of the Secured Obligations, whether at stated maturity, by acceleration or otherwise Pledgor hereby pledges to Secured Party, and grants to Secured Party a first priority Security Interest in, the collateral described in Clause 2.2 (Description of Pledged Collateral) (collectively, the "PLEDGED COLLATERAL").

2.2       DESCRIPTION OF PLEDGED COLLATERAL

          2.2.1 The Pledged Collateral is described as follows and on any separate schedules at any time furnished by Pledgor to Secured Party (which schedules are hereby deemed part of this Pledge Agreement):

                    (a) all right, title and interest of Pledgor as holder (whether now or in the future) in (i) shares or other equity interests in Distinctive Devices, Inc., or any warrants to purchase or depositary shares or other rights in respect of any such interests, and (ii) all shares of stock, certificates, instruments or other documents evidencing or representing the same;

                    (b) all right, title and interest of Pledgor in and to all present and future payments, proceeds, dividends, distributions, instruments, compensation, property, assets, interests and rights in connection with or related to the collateral listed in sub-clause 2.2.1(a) above, and all monies due or to become due and payable to Pledgor in connection with or related to such collateral or otherwise paid, issued or distributed from time to time in respect of or in exchange therefor, and any certificate, instrument or other


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                         document evidencing or representing the same
                         (including, without limitation, all proceeds of dissolution or liquidation); and

                    (c) all proceeds of all of the foregoing, of every kind, and all proceeds of such proceeds.

          2.2.2 The shares of stock, certificates, instruments or other documents evidencing or representing the foregoing shall be collectively referred to herein as the "PLEDGED SECURITIES".

          2.2.3 Notwithstanding the foregoing, the terms "PLEDGED COLLATERAL" and "PLEDGED SECURITIES" shall not include any Margin Stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System of the United States, as the same is from time to time in effect), and the Security Interest granted hereunder shall not be effective in respect of any collateral until such time as such collateral no longer constitutes Margin Stock.

2.3       DELIVERY OF CERTIFICATES, INSTRUMENTS, ETC.

          2.3.1     Pledgor shall deliver to Secured Party:

                    (a) all original shares of stock, certificates, instruments and other documents evidencing or representing the Pledged Collateral concurrently with the execution and delivery of this Pledge Agreement; and

                    (b) the original shares of stock, certificates, instruments or other documents evidencing or representing all Pledged Collateral (other than Pledged Collateral that this Pledge Agreement specifically permits Pledgor to retain) within ten (10) days after Pledgor's receipt thereof.

          2.3.2 All Pledged Securities that are certificated securities shall be in bearer form or, if in registered form, shall be issued in the name of Secured Party or endorsed to Secured Party or in blank.

2.4       REGISTRATION

          At any time and from time to time, Secured Party may cause all or any of the Pledged Securities to be transferred to or registered in its name or the name of its nominee or nominees.

2.5       AUTHORIZATION TO FILE FINANCING STATEMENTS

          Pledgor hereby irrevocably authorizes Secured Party at any time and from time to time to file in any jurisdiction in which the UCC has been adopted any initial financing statements and amendments thereto that (a) describe the Pledged Collateral, and (b) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any initial financing statement or amendment, including (i) whether Pledgor is an organization, the type of organization and any organization identification number issued to Pledgor. Pledgor agrees to furnish any such information to Secured Party promptly upon request. Pledgor also ratifies its authorization for Secured Party to have filed in any UCC


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          jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

2.6       RELEASE

          The parties hereto acknowledge that the Pledged Collateral of Galaxis will be released upon discharge of all Secured Obligations.

3.        REPRESENTATIONS AND WARRANTIES OF PLEDGOR

          Pledgor hereby represents and warrants to Secured Party that:

3.1       PLEDGOR'S LEGAL STATUS

          3.1.1 Pledgor is an organization, as set forth in Schedule 1 hereto;

          3.1.2 Pledgor's. organization is of the type, and is organized in the jurisdiction, set forth in Schedule I hereto; and

          3.1.3 Schedule 1 hereto sets forth Pledgor's organizational identification number or states that Pledgor has none.

3.2       PLEDGOR'S LEGAL NAME

          Pledgor's exact legal name is that set forth in Schedule I hereto and on the signature page hereof.

3.3       PLEDGOR'S LOCATIONS

          Pledgor's state of organization and Pledgor's place of business or (if it has more than one place of business) its chief executive office, as well as its mailing address if different.

3.4       AUTHORITY; BINDING OBLIGATION; NO CONFLICT

          Pledgor has full power and authority to execute, deliver and perform its obligations in accordance with the terms of this Pledge Agreement and to grant to Secured Party the Security Interest in the Pledged Collateral pursuant hereto, without the consent or approval of any other person or entity other than any consent or approval which has been obtained and is in full force and effect (and a written of which has been delivered to Secured Party). This Pledge Agreement has been duly authorized, executed and delivered by Pledgor and is the legally valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditor's rights generally. The granting to Secured Party of the Security Interest in the Pledged Collateral hereunder, the, execution by Pledgor of this Pledge Agreement and the performance by Pledgor of its obligations hereunder do not and will not (a) result in the existence or imposition of any Lien nor obligate Pledgor to create any Lien (other than such Security Interest) in favor of any person or entity over all or any of its assets; (b) conflict with any agreement, mortgage, bond or other instrument to which Pledgor is a party or which is binding upon Pledgor or any of its assets; (c) conflict with Pledgor's certificate of incorporation, by-laws, or other organizational or charter documents; or (d) conflict with any law, regulation or judicial order binding on Pledgor or any of the Pledged Collateral.


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3.5       TITLE TO PLEDGED COLLATERAL

          The Pledged Collateral is owned by Pledgor (as set out in Schedule 1 hereto) free and clear of any Lien, except for Liens expressly permitted by the Finance Documents. No Pledgor has filed or consented to the filing of (a) any financing statement or analogous document under the UCC or any other applicable laws covering any Pledged Collaterals, (b) any assignment in which Pledgor assigns any Pledged Collateral or any security agreement or similar instrument covering any Pledged Collateral with any foreign governmental, municipal or other office, which financing statement or analogous document, assignment, security agreement or similar instrument is still in effect, except, in each case, for Liens expressly permitted pursuant to the Finance Documents.

3.6       PLEDGED COLLATERAL

          Set forth on Schedule I hereto is a complete and accurate list and description of all the Pledged Collateral.

3.7       PERCENTAGE OWNERSHIP

          The Pledged Securities of each issuer specifically identified on
          Schedule 1 hereto constitute, and until this Pledge Agreement terminates shall continue to constitute, the percentage of the outstanding equity of each such issuer as indicated on Schedule 1 hereto.

3.8       DUE AUTHORIZATION, ETC, OF STOCK; NOT MARGIN STOCK

          The Pledged Securities listed on Schedule 1 hereto have been duly authorized and validly issued and are fully paid and non-assessable and are not subject to any options to purchase or similar rights of any person, and none of the Pledged Securities constitutes Margin Stock.

3.9       REQUIRED CONSENTS

          Except as may be required in connection with any disposition of any portion of the Pledged Securities by laws affecting the offering and sale of securities generally, no consent of any person (including, without limitation, partners, shareholders or creditors of either Pledgor or of any subsidiary of Pledgor) and no license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any governmental instrumentality is required in connection with (a) the execution, delivery, performance, validity or enforceability of this Pledge Agreement, (b) the perfection or maintenance of the Security Interest created hereby (including the first priority nature of such Security Interest), or ( c) the exercise by Secured Party of the . rights provided for in this Pledge Agreement.

3.10      NATURE OF SECURITY INTEREST

          Upon the delivery of the Pledged Securities to Secured Party, the pledge of the Pledged Collateral pursuant to this Pledge Agreement creates a valid and perfected first priority Security Interest in the Pledged Collateral, securing the prompt and complete payment, performance and observance of the Secured Obligations.


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4.        COVENANTS OF PLEDGOR

4.1       PLEDGOR'S LEGAL STATUS

          No Pledgor shall change its type of organization, jurisdiction of organization or other legal structure (without the consent of the Secured Party).

4.2       PLEDGOR'S NAME

          Without providing at least 30 days prior written notice to Secured Party, no Pledgor shall change its name.

4.3       PLEDGOR'S ORGANIZATIONAL NUMBER

          Without providing at least 30 days prior written notice to Secured Party, no Pledgor shall change its organizational identification number if it has one. If Pledgor does not have an organizational identification number and later obtains one, Pledgor shall forthwith notify Secured Party of such organizational identification number.

4.4       LOCATIONS

          Without providing at least 30 days prior written notice to Secured Party, no Pledgor shall change its principal residence, its place of business or (if it has more than one place of business) its chief executive office or its mailing address.

4.5       TITLE TO PLEDGED COLLATERAL

          4.5.1 Except for the Security Interest herein granted, Pledgor shall be the owner of the Pledged Collateral free from any Lien, and Pledgor, at its sole cost and expense, shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Secured Party; and

          4.5.2 No Pledgor shall sell or otherwise dispose of, or pledge, mortgage or create, or suffer to exist a Lien on, the Pledged Collateral in favor of any person other than Secured Party and the inclusion of "PROCEEDS" of the Pledged Collateral under the Security Interest granted herein shall not be deemed a consent by Secured Party to any sale or other disposition of any Pledged Collateral.

4.6       TAXES

          Pledgor shall pay promptly when due all taxes, assessments, governmental charges and levies upon the Pledged Collateral or incurred in connection with the Pledged Collateral or incurred in connection with this Pledge Agreement.

4.7       FURTHER ASSURANCES

          Pledgor will, from time to time, at its expense, promptly execute and deliver all further instruments and documents and take all further action that may be necessary, or that Secured Party may reasonably request, in order to perfect and protect any Security Interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.


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5.        VOTING RIGHTS AND CERTAIN PAYMENTS PRIOR TO EVENT OF DEFAULT

5.1       VOTING RIGHTS AND ORDINARY PAYMENTS PRIOR TO AN EVENT OF DEFAULT

          So long as no Event of Default shall have occurred in any of the Finance Documents, Pledgor shall be entitled:

          5.1.1 to exercise, as it shall think fit, but in a manner not inconsistent with the terms hereof, the voting power with respect to the Pledged Collateral of Pledgor, and for that purpose Secured Party shall (if any Pledged Securities shall be registered in the name of Secured Party or its nominee) execute or cause to be executed from time to time, at the expense of Pledgor, such proxies or other instruments in favor of Pledgor or its nominee, in such form and for such purposes as shall be reasonably required by Pledgor and shall be specified in a written request therefor, to enable it to exercise such voting power with respect to the Pledged Securities; and

          5.1.2 except as otherwise provided in Clause 5.2 (Extraordinary Payments and Distributions) and Clause 5.3 (Voting Rights and Ordinary Payments after an Event of Default), to receive and retain for its own account any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights to the extent such are permitted pursuant to the terms of the Finance Documents, other than (a) stock or liquidating dividends or
                    (b) extraordinary dividends and dividends or other amounts payable under or in connection with any recapitalization, restructuring, or other non-ordinary course event (the dividends and amounts in this sub-clause (b) being "EXTRAORDINARY PAYMENTS"), paid, issued or distributed from time to time in respect of the Pledged Collateral.

5.2       EXTRAORDINARY PAYMENTS AND DISTRIBUTIONS

          5.2.1 In case, upon the dissolution or liquidation (in whole or in part) of any issuer of any Pledged Collateral, any sum shall be paid or payable as a liquidating dividend or otherwise upon or with respect to any of the Pledged Securities or, in the event any other Extraordinary Payment is paid or payable, then and in any such event, such sum shall be paid by Pledgor to Secured Party promptly, and in any event within ten (10) days after receipt thereof, to be held by Secured Party as additional collateral hereunder and all of the same shall constitute Pledged Collateral for all purposes hereof.

          5.2.2 In case any stock dividend shall be declared with respect to any of the Pledged Collateral, or any shares of stock or fractions thereof shall be issued pursuant to any stock split involving any of the Pledged Collateral, or any distribution of capital shall be made on any of the Pledged Collateral, or any shares, obligations or other property shall be distributed upon, or with respect to, the Pledged Collateral, in each case pursuant to a recapitalization or reclassification of the capital of the issuer thereof, or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to


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                    the merger or consolidation of such issuer with or into
                    another corporation, the shares, obligations or other property so distributed shall be delivered by Pledgor to Secured Party promptly, and in any event within ten (10) days after receipt thereof, to be held by Secured Party as additional collateral hereunder subject to the terms of this Pledge Agreement, and all of the same shall constitute Pledged Collateral for all purposes hereof.

5.3       VOTING RIGHTS AND ORDINARY PAYMENTS AFTER AN EVENT OF DEFAULT

          Upon the occurrence and during the continuance of any Event of Default in any of the Finance Documents, all rights of Pledgor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to sub-clause 5.1.1 of Clause 5.1 (Voting Rights and Ordinary Payments Prior to an Event of Default) hereof and to receive the payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights that Pledgor would otherwise be authorized to receive and retain pursuant to sub-clause 5.1.2 of Clause 5.1 (Voting Rights and Ordinary Payments Prior to an Event of Default) hereof shall cease, and thereupon Secured Party shall be entitled to exercise all voting power with respect to the Pledged Securities and to receive and retain, as additional collateral hereunder, which shall constitute Pledged Collateral for all purposes hereof, any and all payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights at any time declared or paid upon any of the Pledged Collateral during such an Event of Default and otherwise to act with respect to the Pledged Collateral as outright owner thereof.

6.        ALL PAYMENTS IN TRUST

          All payments, proceeds, dividends, distributions, monies, compensation, property, assets, instruments or rights that are received by Pledgor contrary to the provisions of Clause 5 (Voting Rights and Certain Payments Prior to Event of Default), shall be received and held in trust for the benefit of Secured Party, shall be segregated by Pledgor from other funds of Pledgor and shall be forthwith paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsement).

7.        EXPENSES

          Pledgor shall pay all reasonable expenses incurred by Secured Party in connection with the negotiation, execution, delivery, amendment, waiver, renegotiation, enforcement or collection of this Pledge Agreement or the exercise of remedies hereunder, including, without limitation, reasonable attorney's fees, advertising costs, fees and expenses of advisors and investment bankers and other experts. If either Pledgor fails promptly to pay any portion of the above expenses when due or to perform any other obligation of Pledgor under this Pledge Agreement, Secured Party may, at its option, but shall not be required to, payor perform the same and charge Pledgor for all costs and expenses incurred therefor, and Pledgor agrees to reimburse Secured Party therefor on demand. All sums so paid or incurred by Secured Party for any of the foregoing, any and all other sums for which Pledgor may become liable hereunder and all such costs and expenses incurred by Secured Party in enforcing or protecting the


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          Security Interests or any of its rights or remedies under this Pledge
          Agreement shall be payable by Pledgor on demand, shall constitute Secured Obligations, shall bear interest until paid at a rate of 1 per cent per annum.

8.        REMEDIES

8.1       DISPOSITION UPON DEFAULT AND RELATED PROVISIONS

          8.1.1 Upon the occurrence and during the continuance of any Event of Default under any Finance Document, Secured Party may exercise in respect of the Pledged Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all rights of voting, exercise and conversion with respect to the Pledged Collateral and all of the rights and remedies of a secured party on default under the NYUCC at that time (whether or not applicable to the affected Pledged Collateral) and may also, without obligation to resort to other security, at any time and from time to time sell, resell, assign and deliver, in its sole discretion, all or any of the Pledged Collateral in one or more parcels at the same or different times, and all right, title and interest, claim and demand therein and right of redemption thereof, on any securities exchange on which any Pledged Collateral may be listed, or at public or private sale, for cash, upon credit or for future delivery, and in connection therewith Secured Party may grant options.

          8.1.2 If any of the Pledged Collateral is sold by Secured Party upon credit or for future delivery, Secured Party shall not be liable for the failure of the purchaser to purchase or pay for the same and, in the event of any such failure, Secured Party may resell such Pledged Collateral. In no event shall any Pledgor be credited with any part of the proceeds of sale of any Pledged Collateral until cash payment therefor has actually been received by Secured Party.

          8.1.3 Secured Party may purchase any Pledged Collateral at any public sale and, if any Pledged Collateral is of a type customarily sold in a recognized market or is of the type that is the subject of widely distributed standard price quotations, Secured Party may purchase such Pledged Collateral at private sale, and in each case may make payment therefor by any means, including, without limitation, by release or discharge of Secured Obligations in lieu of cash payment.

          8.1.4 Pledgor recognizes that Secured Party may be unable to effect a public sale of all or part of the Pledged Collateral consisting of securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "SECURITIES ACT"), or in applicable Blue Sky or other state securities laws, as now or hereafter in effect, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such Pledged Collateral sold at any such private sale may be sold at a price and upon other terms less favorable to the seller than if sold at public sale and that each such private sale shall be deemed to have been made in a commercially reasonable manner. Secured Party shall have no obligation to delay the sale of any such securities for the period of time necessary to permit the issuer of such securities, even if such issuer would agree, to register such securities for public sale under the Securities Act. Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

          8.1.5 No demand, advertisement or notice, all of which are hereby expressly waived, shall be required in connection with any sale or other disposition of any part of the Pledged Collateral that threatens to decline speedily in value or that is of a type customarily sold on a recognized market; otherwise Secured Party shall give Pledgor at least ten days' prior notice of the time and place of any public sale and of the time after which any private sale or other disposition is to be made, which notice Pledgor agrees is commercially reasonable.

          8.1.6 Secured Party shall not be obligated to make any sale of Pledged Collateral if it shall determine not to do so, regardless of the fact that notice of sale may have been given. Secured Party may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned.

          8.1.7 The remedies provided herein in favor of Secured Party shall not be deemed exclusive, but shall be cumulative, and shall be in addition to all other remedies in favor of Secured Party existing at law or in equity.

          8.1.8 To the extent that applicable law imposes duties on Secured Party to exercise remedies in a commercially reasonable manner, Pledgor acknowledges and agrees that it is not commercially unreasonable for Secured Party (a) to advertise dispositions of Pledged Collateral through publications or media of general circulation; (b) to contact other persons, whether or not in the same business as Pledgor, for expressions of interest in acquiring all or any portion of the Pledged Collateral; (c) to hire one or more professional auctioneers to assist in the disposition of Pledged Collateral; (d) to dispose of Pledged Collateral by utilizing Internet sites that provide for the auction of assets of the types included in the Pledged Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets; (e) to disclaim disposition warranties; or (f) to the extent deemed appropriate by Secured Party, to obtain the services of brokers, investment bankers, consultants and other professionals to assist Secured Party in the disposition of any of the Pledged Collateral. Pledgor acknowledges that the purpose of this sub-clause 8.1.8 is to provide nonexhaustive indications of what actions or omissions by Secured Party would not be commercially unreasonable in Secured Party's exercise of remedies against the Pledged Collateral and that other actions or omissions by Secured Party shall not be deemed commercially unreasonable solely on account of not being indicated in this sub-clause 8.1.8. Without limiting the foregoing, nothing contained in this sub-clause 8.1.8 shall be construed to grant any rights to Pledgor or to impose any duties on Secured Party that would not have been granted or imposed by this Pledge Agreement or by applicable law in the absence of this sub-clause 8.1.8.

8.2       SECURED PARTY APPOINTED ATTORNEY-IN-FACT

          8.2.1 To effectuate the terms and provisions hereof, Pledgor hereby appoints Secured Party as Pledgor's attorney-in-fact for the purpose, from and after the occurrence and during the continuance of an Event of Default under any Finance Document, of carrying out the provisions of this Pledge Agreement and taking any action and executing any instrument that Secured Party from time to time, in Secured Party's reasonable discretion, may deem necessary or advisable to accomplish the purposes of this Pledge Agreement. Without limiting the generality of the foregoing, Secured Party shall, from and after the occurrence and during the continuance of an Event of Default, have the right and power to:

                    (a) receive, endorse and collect all checks and other orders for the payment of money made payable to Pledgor representing any interest or dividend or other distribution or amount payable in respect of the Pledged Collateral or any part thereof and to give full discharge for the same;

                    (b) execute endorsements, assignments or other instruments of conveyance or transfer with respect to all or any of the Pledged Collateral;

                    (c) exercise all rights of Pledgor as owner of the Pledged Collateral including, without limitation, the right to sign any and all amendments, instruments, certificates, proxies, and other writings necessary or advisable to exercise all rights and privileges of (or on behalf of) the owner of the Pledged Collateral, including, without limitation, all voting rights with respect to the Pledged Securities;

                    (d) ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

                    (e) file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral; and

                    (f) generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Pledged Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and to do, at Secured Party's option and Pledgor's expense, at any time or from time to time, all acts and things that Secured Party deems reasonably necessary to protect, preserve or realize upon the Pledged Collateral.

          8.2.2 Pledgor hereby ratifies and approves all acts of Secured Party made or taken pursuant to this Clause 8.2 (provided, that Pledgor does not, by virtue of such ratification, release any claim that Pledgor may otherwise have against Secured Party for any such acts made or taken by Secured Party through gross negligence or willful misconduct). Neither Secured Party nor any person designated by Secured Party shall be liable for any acts or omissions or for any error of judgment or mistake of fact or law, except such as may result from Secured Party's gross negligence or willful misconduct. This power, being coupled with an interest, is irrevocable so long as this Pledge Agreement shall remain in force.

8.3       SECURED PARTY'S DUTIES OF REASONABLE CARE

          8.3.1 Secured Party shall have the duty to exercise reasonable care in the custody and preservation of any Pledged Collateral in its possession, which duty shall be fully satisfied if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property and, with respect to any calls, conversions, exchanges, redemptions, offers, tenders or similar matters relating to any such Pledged Collateral (herein called "EVENTS"):

                    (a) Secured Party exercises reasonable care to ascertain the occurrence and to give reasonable notice to Pledgor of any events applicable to any Pledged Securities that are registered and held in the name of Secured Party or its nominee;

                    (b) Secured Party gives Pledgor reasonable notice of the occurrence of any events of which Secured Party has received actual knowledge, which events are applicable to any securities that are in bearer form or are not registered and held in the name of Secured Party or its nominee (Pledgor agreeing to give Secured Party reasonable notice of the occurrence of any events of which Pledgor has knowledge, which events are applicable to any securities in the possession of Secured Party); and

                    (c) Secured Party endeavors to take such action with respect to any of the events as Pledgor may reasonably and specifically request in writing in sufficient time for such action to be evaluated and taken or, if Secured Party reasonably believes that the action requested would adversely affect the value of the Pledged Collateral as collateral or the collection of the Secured Obligations, or would otherwise prejudice the interests of Secured Party, Secured Party gives reasonable notice to Pledgor that any such requested action will not be taken and, if Secured Party makes such determination or if Pledgor fails to make such timely request, Secured Party takes such other action as it deems advisable in the circumstances.

          8.3.2 Except as hereinabove specifically set forth, Secured Party shall have no further obligation to ascertain the occurrence of, or to notify either Pledgor with respect to, any events and shall not be deemed to assume any such further obligation as a result of the establishment by Secured Party of any internal procedures with respect to any securities in its possession, nor shall Secured Party be deemed to assume any other responsibility for, or obligation or duty with respect to, any Pledged Collateral or its use of any nature or kind, or any matter or proceedings arising out of or relating thereto, including, without limitation, any obligation or duty to take any action to collect, preserve or protect its or Pledgor's rights in the Pledged Collateral or against any prior parties thereto, but the same shall be at Pledgor's sole risk and responsibility at all times.

          8.3.3 Pledgor waives any restriction or obligation imposed on Secured Party under Sections 9-207(c)(1) and 9-207(c)(2) of the NYUCC.

8.4       INDEMNIFICATION

          Pledgor hereby releases Secured Party and the respective officers, shareholders, directors, employees and agents of the Secured Party (each, an "INDEMNIFIED PARTY") from any claims, causes of action and demands at any time arising out of or with respect to this Pledge Agreement, the Secured Obligations, the Pledged Collateral and its use and/or any actions taken or omitted to be taken by such Indemnified Party with respect thereto (except such claims, causes of action and demands arising from the bad faith, gross negligence or willful misconduct of such Indemnified Party) and Pledgor hereby agrees to hold each Indemnified Party harmless from and with respect to any and all such claims, causes of action and demands (except such claims, causes of action and demands arising from the gross negligence or willful misconduct of such Indemnified Party).

8.5       PRIOR RECOURSE

          Secured Party's prior recourse to any Pledged Collateral shall not constitute a condition of any demand, suit or proceeding for payment or collection of the Secured Obligations.

8.6       SECURED PARTY MAY PERFORM

          If either Pledgor fails to perform any agreement contained herein, Secured Party may itself perform or cause performance of such agreement, and the expenses of Secured Party incurred in connection therewith shall be treated as provided in Clause 7 (Expenses).

9.        SURETYSHIP WAIVERS BY PLEDGOR; OBLIGATIONS ABSOLUTE

          9.1.1 Pledgor waives demand, notice, protest, notice of acceptance of this Pledge Agreement, notice of loans made, credit extended, Pledged Collateral received or delivered or other action taken in reliance hereon and all other demands and notices of any description thereof, all in such manner and at such time or times as Secured Party may deem advisable. Secured Party shall have no duty as to the collection or protection of the Pledged Collateral or any income thereon, nor as to the preservation of rights against prior parties, nor as to the preservation of any rights pertaining thereto beyond the safe custody thereof as set forth in Clause 8.3 (Secured Party's Duties of Reasonable Care).

          9.1.2 All rights of Secured Party hereunder, the Security Interests and all obligations of either Pledgor hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Finance Documents, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of, or any consent to any departure from, the Finance Documents, or any other agreement or instrument, (c) any exchange, release or non-perfection of any Lien on other collateral, or any release or amendment or waiver of, or consent under, or departure from, or any acceptance of partial payment thereon, or settlement, compromise or adjustment of any Secured Obligation or of any guarantee, securing or guaranteeing all or any of the Secured Obligations, or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, Pledgor in respect of the Secured Obligations or this Pledge Agreement.

10.       MARSHALLING

          Secured Party shall not be required to marshal any present or future collateral security (including but not limited to this Pledge Agreement and the Pledged Collateral) for, or other assurances of payment of, the Secured Obligations or any of them or to resort to such collateral security or other assurances of payment in any particular order, and all of its rights hereunder and in respect of such collateral security and other assurances of payment shall be cumulative and in addition to all other rights, however existing or arising. To the extent that it lawfully may, Pledgor hereby agrees that it shall not invoke any law relating to the marshalling of collateral which might cause delay in or impede the enforcement of Secured Party's rights under this Pledge Agreement or under any other instrument creating or evidencing any of the Secured Obligations or under which any of the Secured Obligations is outstanding or by which any of the Secured Obligations is secured or payment thereof is otherwise assured, and, to the extent that it lawfully may, Pledgor hereby irrevocably waives the benefits of all such laws.

11.       PROCEEDS OF DISPOSITIONS

          After deducting all expenses payable to Secured Party, including, without limitation, pursuant to Clause 7 (Expenses), the residue of any proceeds of collection or sale of the Secured Obligations or Pledged Collateral shall, to the extent actually received in cash, be applied to the payment of the remaining Secured Obligations in such order or preference as Secured Party may elect, proper allowance and provision being made for any Secured Obligations not then due or held as additional Pledged Collateral. Upon the final payment and satisfaction in full of all of the Secured Obligations and the termination of all. commitments under Finance Documents and after making any payments required by Sections 9-608(a)(l)(C) or 9-6l5(a)(3) of the NYUCC, any excess shall be returned to Pledgor, and in any event Pledgor shall remain liable for any deficiency in the payment of the Secured Obligations.

12.       REINSTATEMENT

          The obligations of Pledgor pursuant to this Pledge Agreement shall continue to be effective or automatically be reinstated, as the case may be, if at any time payment of any of the Secured Obligations is rescinded or otherwise must be restored or returned by Secured Party upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or any other obligor or otherwise, all as though such payment had not been made.

13.       MISCELLANEOUS

13.1      NOTICES

          Except as otherwise provided herein, all notices and other communications provided for hereunder shall be in writing (including telecopier) and, mailed, telecopied, couriered or delivered to either Pledgor or to Secured Party, as the case may be, in each case addressed to it at its address set forth below the name of such party on the signature pages hereof, or, as to any party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Clause 13.1. All such notices and other communications shall, when mailed, telecopied, or couriered, respectively, be effective when deposited in the mails, telecopied, or delivered to the courier, respectively, addressed as aforesaid; except that notices and other communications to Secured Party shall not be effective until received by Secured Party. Delivery by telecopier of an executed counterpart of any amendment or waiver of any provision of this Pledge Agreement or any Schedule shall be effective as delivery of an original executed counterpart thereof.

13.2      GOVERNING LAW; CONSENT TO JURISDICTION.

          THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Pledgor agrees that any suit for the enforcement of this Pledge Agreement may be brought in the courts of the State of New York or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon Pledgor by mail at the address specified set forth below its name on the signature pages hereof. Pledgor hereby waives any objection that it may now or hereafter have to the venue of any such suit or any such court or that such suit is brought in an inconvenient court.

13.3      WAIVER OF JURY TRIAL, ETC.

          PLEDGOR WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY LITIGATION OR DISPUTE DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS PLEDGE AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF ANY SUCH RIGHTS OR OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, PLEDGOR WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION OR DISPUTE REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO,

          ACTUAL DAMAGES. Pledgor certifies that neither Secured Party nor any representative, agent or attorney of Secured Party has represented, expressly or otherwise, that Secured Party would not, in the event of litigation, seek to enforce the foregoing waivers and acknowledges that, in entering into the Finance Documents to which Secured Party is a party, Secured Party is relying upon, among other things, the waivers and certifications contained in this Clause 13.3.

13.4      COUNTERPARTS

          This Pledge Agreement may be executed in two or more separate counterparts, each of which shall constitute an original and all of which shall collectively and separately constitute one and the same agreement.

13.5      HEADINGS

          The headings of each clause of this Pledge Agreement are for convenience only and shall not define or limit the provisions thereof.

13.6      NO STRICT CONSTRUCTION

          The parties hereto have participated jointly in the negotiation and drafting of this Pledge Agreement. In the event an ambiguity or question of intent or interpretation arises, this Pledge Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Pledge Agreement.

13.7      SEVERABILITY

          In the event anyone or more of the provisions contained in this Pledge Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

13.8      SURVIVAL OF AGREEMENT

          All covenants, agreements, representations and warranties made by Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Pledge Agreement shall be considered to have been relied upon by Secured Party and shall survive the execution and delivery of the Finance Documents and the advance of all extensions of credit contemplated thereby, regardless of any investigation made by Secured Party, and shall continue in full force and effect until this Pledge Agreement shall terminate (or thereafter to the extent provided herein).

13.9      BINDING EFFECT; SEVERAL AGREEMENT

          This Pledge Agreement is binding upon Pledgor and such Secured Party and their respective successors and assigns, and shall inure to the benefit of Pledgor, Secured Party and their respective successors and assigns, except that Pledgor shall have no right to assign or transfer its rights or obligations hereunder or any interest herein (and any such assignment or transfer shall be void) except as expressly contemplated by this Pledge Agreement.

13.10     CONTINUING AGREEMENT

          This Agreement shall create a continuing Security Interest, independent from any other security or guarantee which may have been or will be given to the Secured Party. None of such other security or guarantee shall prejudice, or shall be prejudiced or affected by, or shall be merged in any way with this Agreement and, for the avoidance of doubt, none of such other security or guarantee shall in any way be prejudiced or. affected in the case of any invalidity of this Agreement or of the security created hereunder.

13.11     WAIVERS; AMENDMENT

          13.11.1 No failure or delay of Secured Party in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of Secured Party hereunder and of Secured Party under the Finance Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Pledge Agreement or consent to any departure by either Pledgor therefrom shall in any event be effective unless the same shall be permitted by sub-clause 13.11.2 below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on either Pledgor in any case shall entitle Pledgor to any other or further notice or demand in similar or other' circumstances.

          13.11.2 Neither this Pledge Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Secured Party and Pledgor.

IN WITNESS WHEREOF, intending to be legally bound, Pledgor has caused this Pledge Agreement to be duly executed as of the date first above written.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

GALAXIS TECHNOLOGY AG


By: /s/ Winfried Klimek
   --------------------
    Name:  Winfried Klimek
    Title: Chief Executive Officer

Address:  Steinmetzstrasse 7
          23556 Lubeck
          Germany

Attention:

Facsimile No.:




ACCEPTED AND AGREED:
LLOYDS TSB BANK PLC


as Secured :Party

By: /s/ Mr. de Schepper               By: /s/ James A. Riddall
   --------------------                   --------------------
   Name:  Mr. de Schepper                 Name:  James A. Riddall
   Title: Principal Manager               Title: Senior Manager, Credit Risk

Address:  Gatwickstraat 17-19
          1001 AH Amsterdam
          The Netherlands

Attention:

Facsimile No.:

                                   SCHEDULE 1
                               TO PLEDGE AGREEMENT

                  Attached to and forming part of that certain
                 Pledge Agreement dated as of 14 January 2004 by
                              galaxis technology ag
                    To Lloyds TSB Bank Plc, as Secured Party
                   LIST AND DESCRIPTION OF PLEDGED SECURITIES

Description of Pledged Securities:


      PLEDGOR         ISSUER OF STOCK          CLASS            CERTIFICATE         NUMBER OF          PERCENTAGE
                                             OF STOCK             NUMBERS             SHARES            OF TOTAL
                                                                                                         SHARES
-------------------------------------------------------------------------------------------------------------------
galaxis technology      Distinctive           Common               D0274            3,000,000             17.3%
ag                      Devices, Inc




Exact Name of Pledgor:

Pledgor is (i) an individual ____ or (ii) an organization X (insert "x" as appropriate)

   If Pledgor is an organization:       Pledgor is a limited liability company
                                        (GmbH) (describe type of organization)

                                        Pledgor is organized under the laws of
                                        Germany

                                        Pledgor's organizational identification
                                        number: HRB 4762 Amtsgericht Lubeck


Mailing address of Pledgor:  Steinmetzstrasse 7, 23556, Lubeck, Germany

For a Pledgor that is an organization: If different from the mailing address, Pledgor's place of business, or if it has more than one place of business, Pledgor's chief executive office: